UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2022

The First Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Mississippi	000-22507	64-0862173
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6480 U.S. Hwy 98 West, Hattiesburg, MS	39402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(601) 268-8998

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	FBMS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 29, 2022, The First Bancshares, Inc., a Mississippi corporation (the “Company”) held a special meeting of its shareholders (the “Special Meeting”).  Of the 24,027,895 shares of the Company’s common stock issued and outstanding at the close of business as of October 31, 2022, the record date for the Special Meeting, 17,752,546 shares were represented in person or by proxy, representing approximately 73.88% of the outstanding shares as of the record date, constituting a quorum for all matters to be presented at the Special Meeting.

At the Special Meeting, the shareholders of the Company considered (1) a proposal to approve the Agreement and Plan of Merger, dated July 27, 2022 (the “Merger Agreement”), by and between the Company and Heritage Southeast Bancorporation, Inc., a Georgia corporation (“HSBI”), and the transactions contemplated thereby, including the issuance of shares of the Company’s common stock in connection with such transactions (the “Merger Proposal”), and (2) a proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the Merger Proposal (the “Adjournment Proposal”).

Both proposals were approved by the required vote of the Company’s shareholders at the special meeting. The final voting results are set forth below.

Proposal 1 -- Merger Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,641,853	25,167	85,526	0

Proposal 2 -- Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,198,235	3,458,526	95,785	0

Item 8.01	Other Events.

On December 30, 2022, the Company and HSBI issued a joint press release announcing the receipt of the requisite shareholder approvals for the proposed merger of HSBI and the Company pursuant to the Merger Agreement. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1       Joint Press Release of The First Bancshares, Inc. and Heritage Southeast Bancorporation, Inc., dated December 30, 2022.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST BANCSHARES, INC.

By:	/s/ Donna T. (Dee Dee) Lowery
Name:	Donna T. (Dee Dee) Lowery
Title:	Chief Financial Officer

Date:  December 30, 2022